Sales in advance of carriage	12 Months Ended
Dec. 31, 2020
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Sales in advance of carriage
39	Sales in advance of carriage
As at December 31, 2020, the amount
of sales in advance of carriage represents revenue expected to be recognized in the future when the customers obtain control of and accept the passenger transportation services to be provided by the Group. During the year, RMB6,564 million (2019: RMB8,398 million) which was included in the opening balance of the sales in advance of carriage was recognized as revenue, and RMB3,367 million was refunded to the customers as a result of
COVID-19.